Exhibit 99.2

Community Health Systems and Tenet Healthcare: A Compelling Opportunity for Value Creation December 9, 2010

Any statements made in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, including any benefits of the proposed acquisition of Tenet Healthcare Corporation ("Tenet"), are forward-looking statements within the meaning of the federal securities laws and should be evaluated as such. Forward-looking statements include statements that may relate to our plans, objectives, strategies, goals, future events, future revenues or performance, and other information that is not historical information. These forward-looking statements may be identified by words such as "anticipate," "expect," "suggest," "plan," believe," "intend," "estimate," "target," "project," "could," "should," "may," "will," "would," "continue," "forecast," and other similar expressions. These forward-looking statements involve risks and uncertainties, and you should be aware that many factors could cause actual results or events to differ materially from those expressed in the forward-looking statements. Factors that may materially affect such forward-looking statements include: our ability to successfully complete any proposed transaction or realize the anticipated benefits of a transaction, our ability to obtain stockholder, antitrust, regulatory and other approvals for any proposed transaction, or an inability to obtain them on the terms proposed or on the anticipated schedule, and uncertainty of our expected financial performance following completion of any proposed transaction. Forward-looking statements, like all statements in this presentation, speak only as of the date of this presentation (unless another date is indicated). We do not undertake any obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Forward-Looking Statements

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This presentation relates to a business combination transaction with Tenet proposed by Community Health Systems, Inc. ("CHS" or "the Company"), which may become the subject of a registration statement filed with the Securities and Exchange Commission (the "SEC"). This material is not a substitute for any prospectus, proxy statement or any other document which the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ANY SUCH DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Such documents would be available free of charge through the web site maintained by the SEC at www.sec.gov or by directing a request to Community Health Systems, Inc. at 4000 Meridian Boulevard, Franklin, TN 37067, Attn: Investor Relations. The Company and its directors and executive officers and other persons may be deemed to be participants in any solicitation of proxies from Tenet's stockholders in respect of the proposed transaction with Tenet. Information regarding the Company's directors and executive officers is available in its proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on April 9, 2010. Other information regarding potential participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in any proxy statement filed in connection with the proposed transaction. Additional Information

Compelling Strategic Rationale Strong complementary fit with significant synergy potential Opportunity to leverage operating efficiencies and best practices Enhances ability to contract effectively with payors More attractive platform for physician recruitment CHS management team has proven track record of superior operating performance Successfully integrated Triad acquisition - a transaction that was larger on a relative basis Transaction is accretive to EPS in the first full year

$6.00 offer price per share comprised of $5.00 in cash and $1.00 in CHS stock Offer represents 40% premium to December 9, 2010 closing price for Tenet Stock consideration provides Tenet shareholders the opportunity to participate in future upside from earnings growth and synergy realization Credit Suisse has provided to us a letter indicating that it is highly confident it can arrange the debt financing for the transaction along with a syndicate of other financial institutions (1) Strong desire to reach an agreement with Tenet on a friendly basis, but committed to completing this transaction (1) Subject to customary terms and conditions. Attractive Offer for Tenet Shareholders

Combined Company Pro Forma Tenet Note: Revenue as of LTM 9/30/10. Revenue $12.7 billion $9.2 billion $21.9 billion Hospitals 126 50 176 States 29 11 30 Licensed Beds 19,400 13,430 32,830

Transaction Benefits Key Constituents Improved quality of care from standardized best practices and clinical protocols Breadth of platform and stable operations provide attractive practice opportunities Comprehensive range of healthcare services provided in cost-efficient manner Enhances ability to provide broader and more effective services Patients Physicians Payors / Employers Communities

Favorable Geographic Fit Geographic overlap - only new state is Nebraska CHS in 29 states; Tenet in 11 states; pro forma combined in 30 states Diversified across urban and non-urban markets Potential referral synergies Well positioned with managed care organizations and for future impact of healthcare reform Legend CHS presence only Tenet presence only CHS and Tenet overlap CHS Tenet

CHS / Tenet Combined Increased purchasing power Leverage operating efficiencies Best practices across portfolio Hospital Company Comparison HCA CHS HMA Tenet LifePoint UHS Combined Company Has a Scale Advantage Note: Revenue as of LTM 9/30/10.

CHS Management Team Has a Proven Track Record of Superior Operating Performance 5.4% 4.1% 9.1% 5.9% Tenet $3,031mm $930mm Superior Organic Growth Average Annual Same-Facility Revenue Growth 2008 - 2010 YTD Average EBITDA* Margin 2008 - 2010 YTD Average EBIT Margin 2008 - 2010 YTD Cumulative Cash Flow From Operations 2008 - 2010 YTD Cumulative Cash Flow From Operations as % of Revenue 2008 - 2010 YTD 13.8% 10.2% 9.3% 3.8% Better, Consistent Profitability Stronger Cash Flow * For CHS, see the Unaudited Supplemental Information contained in this presentation for a definition of EBITDA and a reconciliation of Adjusted EBITDA, as defined, to CHS' net cash provided by operating activities as derived directly from our consolidated financial statements for the twelve months ended December 31, 2009 and 2008. For purposes of this presentation, EBITDA means Adjusted EBITDA. Management Expertise #1 Institutional Investor Ranking CEO and CFO 4 years in a row Note: Figures represent financial performance during calendar year 2008, calendar year 2009 and nine months ended September 30, 2010.

Target Contribution to Combined Company Tenet Acquisition Relative to Triad Triad Tenet Revenue 56% 42% EBITDA 55% 36% Beds 51% 41% Hospitals 41% 28% LTM as of 12/31/06 LTM as of 9/30/10 CHS has successfully integrated Triad. On a relative basis, Tenet is a smaller acquisition.

Triad Facilities LTM 6/30/07 0.12 CY 2009 0.148 +280 bps CHS Management Significantly Improved Triad's Operating Results Pre-acquisition Margin Improvement Substantial corporate cost savings and purchasing synergies achieved First Calendar Year: $145 million Peak Synergies: Over $275 million Recruited ~2,400 physicians to Triad facilities since acquisition Focused CapEx on high ROI projects

Deep and Experienced Management Team Wayne T. Smith Chairman, President and CEO 30+ President and Chief Operating Officer at Humana W. Larry Cash Executive Vice President and CFO 30+ Vice President and Group CFO at HCA; Senior Vice President of Finance & Operations at Humana William S. Hussey President, Division IV 25 Joined as AVP in 2001; Divisional President - Tampa Bay Division, HCA David L. Miller President, Division I 30+ Divisional Vice President - HMA; Various CEO positions with Humana Thomas D. Miller President, Division V 20 President & CEO - Lutheran Health; CEO of Tri Cities Market - HCA Michael T. Portacci President, Division II 25 Joined as Hospital CEO in 1987; Became Group VP in 1991 Martin D. Smith President, Division III 15 Joined as Hospital CEO in 1998 and became Division III VP of Operations in 2005; Various positions with HMA Name Title Background Experience

CHS Has Delivered Consistent Results For Years 1996 108 1997 122 1998 166 1999 203 2000 251 2001 291 2002 349 2003 429 2004 494 2005 573 2006 572 2007 827 2008 1513 2009 1671 ($MM) 1996 622 1997 742 1998 855 1999 1052 2000 1306 2001 1531 2002 2039 2003 2677 2004 3204 2005 3738 2006 4180 2007 7127 2008 10919 2009 12107.6 26% CAGR 23% CAGR Revenues EBITDA * ($MM) * For CHS, see the Unaudited Supplemental Information contained in this presentation for a definition of EBITDA and a reconciliation of Adjusted EBITDA, as defined, to CHS' net cash provided by operating activities as derived directly from our consolidated financial statements for the twelve months ended December 31, 2009 and 2008. For purposes of this presentation, EBITDA means Adjusted EBITDA. 2007 amounts include adjustments for change in estimate taken in Q407. 2006 EBITDA includes increase in allowance for doubtful accounts of $65 million taken in Q306.

Summary Strong complementary fit with significant synergy potential Offer represents 40% premium to December 9, 2010 closing price for Tenet Stock consideration provides Tenet shareholders the opportunity to participate in future upside from earnings growth and synergy realization CHS management team has proven track record of superior operating performance Transaction is accretive to EPS in the first full year Strong desire to reach an agreement with Tenet on a friendly basis, but committed to completing this transaction

Unaudited Supplemental Information EBITDA consists of net income attributable to Community Health Systems, Inc. before interest, income taxes, and depreciation and amortization. Adjusted EBITDA is EBITDA adjusted to exclude discontinued operations, gain/loss from early extinguishment of debt and net income attributable to noncontrolling interests. The Company has from time to time sold noncontrolling interests in certain of its subsidiaries or acquired subsidiaries with existing noncontrolling interest ownership positions. The Company believes that it is useful to present adjusted EBITDA because it excludes the portion of EBITDA attributable to these third party interests and clarifies for investors the Company's portion of EBITDA generated by continuing operations. The Company uses adjusted EBITDA as a measure of liquidity. The Company has included this measure because it believes it provides investors with additional information about the Company's ability to incur and service debt and make capital expenditures. Adjusted EBITDA is the basis for a key component in the determination of the Company's compliance with some of the covenants under the Company's senior secured credit facility, as well as to determine the interest rate and commitment fee payable under the senior secured credit facility. Adjusted EBITDA is not a measurement of financial performance or liquidity under generally accepted accounting principles. It should not be considered in isolation or as a substitute for net income, operating income, cash flows from operating, investing or financing activities, or any other measure calculated in accordance with generally accepted accounting principles. The items excluded from adjusted EBITDA are significant components in understanding and evaluating financial performance and liquidity. This calculation of adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

Unaudited Supplemental Information Continued The following table reconciles ADJUSTED EBITDA, as defined, to our net cash provided by operating activities as derived directly from the condensed consolidated financial statements for the years ended December 31, 2009 and 2008 (in thousands):